UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2008

WORLD TRANSPORT AUTHORITY, INC.

(Exact name of registrant as specified in its charter)

Alberta

(State or other jurisdiction of incorporation)

000-23693

(Commission File Number)

98-044-0800

(IRS Employer Identification No.)

165 Kansas Avenue, Lovell, WY 82431

(Address of principal executive offices and Zip Code)

(313) 427-0968

(Registrant’s telephone number, including area code)

2710 Thomes Avenue, Suite 517, Cheyenne, WY 82001

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

__ Pre-commencement communtication pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CGR 240.13.e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement

On February 21, 2008, management of World Transport Authority, Inc. and The Nutmeg Group, LLC mutually agreed to abandon the Memorandum of Understanding dated July 26, 2007.

On December 30, 2008, the board of directors of the company approved the renewal of management contracts for William C. Kennedy (chief executive officer, chairman and director), George I. Bates (secretary, treasurer and director) and David Yue (director) for one year.

Item 8.01 Other Events

As of January 15, 2009, the new resident agent for World Transport Authority, Inc., an Alberta corporation, is Desiree Aagard, 165 Kansas Avenue, Lovell, WY 82431.

On November 1, 2008, Pacific Corporate Trust Company of Canada was taken over by Computershare Trust Company of Canada as the transfer agent for the company. The address and services of Computershare remain the same at: 510 Burrard Street, 3rd Floor, Vancouver, B.C., Canada V6C 3B9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD TRANSPORT AUTHORITY, INC.

/s/ William C. Kennedy

William C. Kennedy

Chief Executive Officer

Date: February 5, 2009